SUBSCRIPTION AGREEMENT
                                       FOR
                                  COMMON SHARES
                                       OF
                       DIAMOND HILL INVESTMENT GROUP, INC.


Diamond Hill Investment Group, Inc.
375 N. Front Street
Suite 300
Columbus, OH  43215

Ladies/Gentlemen:

     The undersigned subscriber (the "Subscriber") offers and agrees to purchase from Diamond Hill Investment Group, Inc. (the "Company") that number of common shares, no par value, of the Company (the "Shares") set forth on the Signature Page of this Agreement at a purchase price of $_____ per Share, and on the terms and conditions described in this Agreement.

     The Subscriber, by executing the Signature Page of this Agreement, hereby acknowledges, understands and agrees with, and hereby certifies, represents and warrants to the Company as follows:

     SECTION 1 - ACCESS TO INFORMATION. The Subscriber has been given access to all books of account, records and other documents concerning the Company and the Shares, including, without limitation, the Company's Form 10-KSB for the year ended December 31, 2002 and the Company's Form 10-QSB for the quarter ended March 31, 2003. In addition, the Subscriber has had the opportunity to ask questions and receive answers from the officers of the Company concerning the Company and the Shares and any additional information deemed necessary by the Subscriber to make an informed decision regarding purchasing the Shares. All questions have been answered to the full satisfaction of the Subscriber.

     SECTION 2 - INVESTMENT RISKS. The Subscriber understands and acknowledges that the Shares are speculative securities and involve a high degree of risk and that no federal or state agency has made any finding or determination as to the fairness for public or private investment in, nor any recommendation or endorsement of, the Shares as an investment. The Subscriber has such knowledge and experience in business and financial matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company. The Subscriber's financial situation is such that the Subscriber can afford a complete loss of the Subscriber's investment in the Company.

     SECTION 3 - INVESTMENT INTENT REPRESENTATIONS; RESTRICTIONS ON TRANSFER.
     -----------------------------------------------------------------------
     (a) The Subscriber is subscribing for and purchasing the Shares for the Subscriber's own account, for investment purposes only and not with a present intention of entering into or making any subsequent sale, assignment, conveyance, pledge, hypothecation or other transfer thereof.

     (b) The Subscriber has no need for liquidity in this investment and understands that there are restrictions on the subsequent resale or other transfer of the Shares.

     (c) The Subscriber understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any state, but have been offered and sold pursuant to and in reliance upon exemptions from registration thereunder.

     (d) The Subscriber understands and acknowledges that, as a consequence of the restrictions on subsequent transfer imposed by the foregoing exemptions, the Shares may not subsequently be sold, assigned, conveyed, pledged, hypothecated or otherwise transferred by a holder thereof except pursuant to (i) an effective registration statement registering the Shares under the Act and under applicable state securities laws, or (ii) an opinion of counsel (which is satisfactory to the Company) obtained by such holder that such registration under the Act and under applicable state securities laws is not required for such holder to lawfully effect such subsequent sale, assignment, conveyance, pledge, hypothecation or other transfer.

     (e) The Company reserves and shall have the right to refuse to accept or register the assignment or other transfer of any of the Shares unless and until the conditions to such assignment or other transfer specified in this Agreement have been satisfied.

     SECTION 4 - ACCREDITED INVESTOR REPRESENTATION.
     -----------------------------------------------

     The Subscriber is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Act because the Subscriber meets the description in one or more of the following categories (PLEASE CHECK ALL APPLICABLE CATEGORIES):

          [ ] a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000.
          [ ] a natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.
          [ ] a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of acquiring the Shares.

     SECTION 5 - INDEMNIFICATION. The Subscriber shall indemnify and save harmless the Company, its officers, directors and employees against and from any and all liabilities, damages, losses, costs and expenses (including reasonable attorneys' fees) arising under the Act or under applicable state securities laws as a result of any misrepresentation by the Subscriber contained in, or any failure by the Subscriber to comply with the provisions of, this Agreement.

     SECTION 6 - NO TERMINATION OR TRANSFER OF THE SUBSCRIPTION. The Subscriber shall not have the right to terminate, cancel, revoke, assign or transfer this Agreement and the subscription represented hereby without the prior written consent of the Company, which consent may, in the complete and sole discretion of the Company, be withheld for any reason.

     SECTION 7 - REJECTION OR ACCEPTANCE OF THE SUBSCRIPTION. The Company shall have the unconditional right, in its complete and sole discretion, to reject this Agreement and the subscription represented thereby at any time prior to its acceptance thereof; and if the Company should do so, then the subscription proceeds of the Subscriber delivered to the Company in connection herewith shall be promptly returned to the Subscriber without interest.

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

     SECTION 8 - GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Ohio. Any action, suit or proceeding in respect of or arising from or out of this Agreement may be prosecuted as to any one or more of the parties hereto at Franklin County, Ohio. Each party to this Agreement jointly and severally consents to the exercise of jurisdiction over his, her or its person by any court situated at Franklin County, Ohio and having jurisdiction over the subject matter of any action, suit or proceeding arising from or out of or in respect of this Agreement. Adequate notice of any such action, suit or proceeding in any such court shall conclusively be deemed to have been given to any one or more of the parties hereto against whom the same is instituted, if given to such party by any manner consistent with the Ohio Rules of Civil Procedure or any other manner consistent with due process of law.

     SECTION 9 - RESIDENCE. The Subscriber hereby represents and warrants that the Subscriber is a resident of the State of Ohio, or is organized under the laws of the State of Ohio and domiciled in Ohio.

                          [NEXT PAGE IS SIGNATURE PAGE]

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

                                SIGNATURE PAGE OF
                             SUBSCRIPTION AGREEMENT
                              FOR COMMON SHARES OF
                       DIAMOND HILL INVESTMENT GROUP, INC.

     The Subscriber hereby offers and agrees to purchase ________ Shares at $_____ per Share for a total purchase price of $_____________. By the completion and execution of this Signature Page, the Subscriber makes and affirms the certifications, representations and warranties contained in the forepart of this Agreement.

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                            SUBSCRIPTION INSTRUCTIONS
     The Subscriber should complete and execute this Signature Page and deliver it, together with a check made payable to "Diamond Hill Investment Group, Inc." in an amount equal to the total purchase price of the Shares proposed to be purchased by the Subscriber, to Diamond Hill Investment Group, Inc., 375 N. Front Street, Suite 300, Columbus, OH 43215, Attention: R.H. Dillon, Jr.

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            THIS SECTION TO BE COMPLETED BY INDIVIDUAL SUBSCRIBER(S):

Date:                                        Address of Principal Residence:
     ------------------------------

-----------------------------------          -----------------------------------
Name of Subscriber
                                             -----------------------------------

-----------------------------------          -----------------------------------
Signature of Subscriber

-----------------------------------
Social Security Number



-----------------------------------          -----------------------------------
Printed Name of Subscriber
                                             -----------------------------------
-----------------------------------
Signature of Subscriber                      -----------------------------------

-----------------------------------
Social Security Number

          Please  check  the  appropriate   form  of  ownership  of  the  Shares
          subscribed to above:

               [ ]  Individual
               [ ]  Joint Tenant with Right of Survivorship
               [ ]  Tenants in Common
               [ ]  Custodian under Ohio Uniform Transfers to Minor's Act

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                                       4

     THIS SECTION TO BE COMPLETED BY A SUBSCRIBER WHICH IS AN ORGANIZATION:

Date:
     --------------------------------        -----------------------------------
                                             Type of Organization
-------------------------------------
Print Name of Organization
                                             -----------------------------------
                                             Taxpayer Identification Number

By:----------------------------------
Signature of Authorized Representative       Address of Principal Office:

Title:
      -----------------------------          -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

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THE SHARES HAVE NOT BEEN AND WILL NOT BE  REGISTERED  UNDER THE ACT OR UNDER THE
SECURITIES LAWS OF ANY STATE AND SHALL NOT SUBSEQUENTLY BE SOLD, ASSIGNED, CONVEYED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED BY A HOLDER THEREOF EXCEPT PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE
SHARES UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL (WHICH IS SATISFACTORY TO THE COMPANY) OBTAINED BY SUCH
HOLDER THAT SUCH REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED FOR SUCH HOLDER TO LAWFULLY EFFECT SUCH
SUBSEQUENT  SALE,  ASSIGNMENT,   CONVEYANCE,   PLEDGE,  HYPOTHECATION  OR  OTHER
TRANSFER.

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                                   ACCEPTANCE


The foregoing Subscription Agreement is accepted by the Company this ____ day of _______________, 2003.

                              Diamond Hill Investment Group, Inc.

                              By:
                                 --------------------------------

                              Title: President

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